UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2015

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2015, Dr. Pepper Snapple Group, Inc. (the "Company") entered into a First Amendment (the "Amendment") to the Credit Agreement dated as of September 25, 2012 (the "Credit Agreement") among the Company, as borrower, the lenders and issuing banks party thereto, the several agents parties thereto and JPMorgan Chase Bank, N.A., as an administrative agent.

The purpose of the Amendment is to modify the definition of "Change in Control" set forth in Section 1.01 of the Credit Agreement.

The preceding description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 First Amendment to Credit Agreement dated as of September 25, 2012, by and among the Loan Parties and the Administrative Agent.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

August 24, 2015	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of September 25, 2012, by and among the Loan Parties and the Administrative Agent.